                          [METLIFE LOGO APPEARS HERE]

[JANUS LOGO APPEARS HERE]

                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                               November 1, 1999

The investment options currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus are the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      4
   About the Investment Managers.....................................      6
   Portfolio Turnover Rates..........................................      7
   Dividends, Distributions and Taxes................................      7
   General Information About the Fund and its Purpose................      8
   Sale and Redemption of Shares.....................................      8
   Financial Highlights..............................................      9
   Appendix A--Certain Investment Practices..........................     11
   Appendix B--Description of Some Investments,
    Techniques, and Risks............................................     14


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

  Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to either Portfolio.
                                                   MetLife Stock Index Portfolio

Risk/Return Summary

About Both the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to a particular Portfolio.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

About the MetLife Stock Index Portfolio

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the actual index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Janus Mid Cap Portfolio

About the Janus Mid Cap Portfolio

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 1998, this included companies with capitalizations between approximately $142 million and $73.303 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following table and chart are provided to illustrate the variability of the investment returns that each Portfolio has earned in the past.

 . Average annual total return measures a Portfolio's performance over time, and compares those returns to a representative index. Periods of 1 year, 5 years (if applicable) and since inception are presented.
 .  The graph of year-by-year returns examines volatility by illustrating a
   Portfolio's historic highs and lows, as well as the consistency of returns. . In general, as reflected in this section, a Portfolio with higher average annual total returns tends to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                              MetLife Stock Index

               Investment Results
           Average Annual Total Returns

                        As of December 31, 1998
                        -----------------------

                        1 Year    5 Years  Inception
                        ------    -------  ---------
MetLife
Stock Index             28.23%    23.55%  18.88%
---------------------------------------------------
S&P                     28.60%    24.05%  19.39%


                    [METLIFE STOCK INDEX CHART APPEARS HERE]

  91      92      93      94      95      96      97      98
------  -----   -----   -----   ------  ------  ------  ------
29.76%  7.44%   9.54%   1.18%   36.87%  22.66%  32.19%  28.23%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended Dec. 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended Sept. 30, 1990).

                                 Janus Mid Cap

               Investment Results
           Average Annual Total Returns

                    As of December 31, 1998
                    -----------------------

                        1 Year    Inception
                        ------    ---------
Janus Mid Cap           37.19%    36.09%
-------------------------------------------
S&P 400 MidCap          19.11%    26.19%

                       [JANUS MID CAP CHART APPEARS HERE]

  97*             98
------          ------
28.22%          37.19%

* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 25.7% (quarter ended Dec. 31, 1998) and the lowest return for a quarter was -14.5% (quarter ended Sept. 30, 1998).

Carefully review the principal risks associated with investing in the Portfolios.
Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with the MetLife Stock Index Portfolio or the Janus Mid Cap Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for both the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended period of economic expansion.

This is a principal risk for both the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This a principal risk of investing in the MetLife Stock Index Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management

                                                                   About MetLife


                             Portfolio management of the Janus Mid Cap Portfolio
personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix B.)

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Investing in Medium Sized Companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Defensive Strategies

With respect to the Janus Mid Cap Portfolio, the portfolio manager may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. The Portfolio manager may use defensive strategies when it believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that the Portfolio would be unable to meet its investment objective.

About The Investment Managers

Metropolitan Life Insurance Company ("MetLife") has day-to-day investment management responsibility for the Portfolio. (MetLife also performs general administrative and management services for the Fund.) In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a mutual life insurance company which sells insurance policies and annuity contracts. On December 31, 1998, it had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. MetLife is the parent of Metropolitan Tower Life Insurance Company ("Metropolitan Tower").

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 1998, Janus managed approximately $108 billion in assets.

James P. Goff, Vice President since December 1993 and Portfolio Manager, joined Janus in 1988. He is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management since its inception in

Investment Management Fees
Dividends are reinvested
March, 1997. He is also a portfolio manager for other investment portfolios. Over the past five years, he has also been Portfolio Manager at Janus.

The Fund pays MetLife monthly for its investment management services. MetLife pays Janus for its investment management services to the Janus Mid Cap Portfolio. There is no separate charge to the Fund for such services.

The investment management fee for the MetLife Stock Index Portfolio for the year ending December 31, 1998 was .25% as an annual percentage of the average daily net assets of that Portfolio.

The investment management fee and sub-investment management fee for the Janus Mid Cap Portfolio for the year ending December 31, 1998 were .72% and total
 .51%, respectively as an annual percentage of the average daily net assets of that Portfolio.

The Fund is responsible for paying its own expenses. However, until December 30, 1997 MetLife voluntarily paid expenses of the Janus Mid Cap Portfolio in excess of a certain percentage of net assets. This arrangement increased the performance of the Portfolio.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for each Portfolio are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

       Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.
       Fund shares are available only through variable life and variable annuity contracts.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including Metropolitan Tower. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and MetLife do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

Shares are sold and redeemed at a price equal to the net asset value without any sales charges. The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans;
(4) loan repayments; and (5) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

A Portfolio's net asset value per share is determined once daily.


Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Computer Software Systems

The services provided to the Fund by MetLife as investment manager and distributor, Janus and the transfer agent, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could negatively impact handling of securities trades, pricing and account services and otherwise adversely impact the companies, organizations, and markets in which the Portfolios may invest and may reduce a Portfolio's returns. MetLife and the transfer agent are actively working on necessary changes to their computer systems to deal with this issue and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS
The table below has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 1998 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


         Selected Data For a Share of Capital                             METLIFE STOCK INDEX PORTFOLIO
                                                     -------------------------------------------------------------------------
         Stock Outstanding Throughout Period:                                YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------------
                                                       1998            1997            1996            1995           1994
                                                     -----------     -----------     -----------     ----------     ----------
         NET ASSET VALUE: Beginning of period.....      $28.78          $22.23          $18.56         $13.87         $14.25
         --------------------------------------------------------------------------------------------------------------------------

         Investment Operations:

          Net investment income...................        0.37            0.34            0.33           0.32           0.33
          Net realized and unrealized gain/(loss).        7.75            6.79            3.88           4.79          (0.17  )

                                                     -----------     -----------     -----------     ----------     ----------
          Total From Investment Operations........        8.12            7.13            4.21           5.11           0.16
                                                     -----------     -----------     -----------     ----------     ----------

         Less Distributions:
          Dividends from net investment income....       (0.36)          (0.34)          (0.33)         (0.32)         (0.32)
          Distributions from net realized capital
          gains...................................       (1.16)          (0.24)          (0.21)         (0.10)         (0.22)
                                                     -----------     -----------     -----------     ----------     ----------
          Total Distributions.....................       (1.52)          (0.58)          (0.54)         (0.42)         (0.54)
                                                     -----------     -----------     -----------     ----------     ----------

         NET ASSET VALUE: End of period...........      $35.38          $28.78          $22.23         $18.56         $13.87

         --------------------------------------------------------------------------------------------------------------------------
          Total return............................       28.23%          32.19%          22.66%         36.87%        1.18%
          Net assets at end of period (000's).....  $3,111,919      $2,020,480      $1,122,297       $635,823     $363,001

         Supplemental Data/Significant Ratios:
          Operating expenses to average net assets        0.30%           0.33%           0.30%          0.32%        0.33%
          Net investment income to average net
         assets...................................        1.21%           1.47%           1.91%          2.22%        2.51%
          Portfolio turnover (1)..................       15.07%          10.69%          11.48%          6.35%        6.66%


                                                  JANUS MID CAP PORTFOLIO
         Selected Data For a Share of Capital
                                                ------------------------------
         Stock Outstanding Throughout Period:      YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                    1998           1997/A/
                                                 ----------     ----------

         NET ASSET VALUE: Beginning of period..... $12.77         $10.00
         ---------------------------------------------------------------------
         Investment Operations:

          Net investment income...................  (0.02)          0.01
          Net realized and unrealized gain/(loss).   4.77           2.81
                                                ----------     ----------
          Total From Investment Operations........   4.75           2.82
                                                ----------     ----------


         Less Distributions:
         Dividends from net investment income.....     --          (0.01)
          Distributions from
          net realized capital gains..............  (0.08)         (0.04)
                                                ----------     ----------
          Total Distributions.....................  (0.08)         (0.05)
                                                ----------     ----------


         NET ASSET VALUE: End of period........... $17.44         $12.77
         ---------------------------------------------------------------------

          Total return............................  37.19  %       28.22%

         Supplemental Data/Significant Ratios:

          Net assets at end of period (000's)....$371,504       $103,852
          Net expenses to average net assets......   0.81  %        0.85%
          Operating expenses to average net assets
          before voluntaryexpense reimbursements..    N/A           0.99%
          Net investment income to average
          net assets..............................  (0.22)%         0.10%
          Net investment income to average
          net assets before voluntary
         expense reimbursements...................    N/A          (0.04)%
          Portfolio turnover(1)................... 106.66  %       74.70%


---------------------------------------------------------------------------------------------

/A/  For the period March 8, 1997 (commencement of operations) to December 31,
     1997

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the montly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquiation of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 are as follows:



                                       Purchases            Sales of Securities
                                       ---------            -------------------

           MetLife Stock Index..        863,635,727                  382,070,345
           Janus Mid Cap........        399,290,044                  228,305,175

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which either or both of the Portfolios may engage. These practices will not be the primary activity of either Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
    1.     Janus Mid Cap

 Portfolio
  Number   Portfolio Name
 --------- --------------
    2.     MetLife Stock Index


                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    Both       None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     1          None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
-------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   1          None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
-------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         Both       None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
-------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        Both       None
         indices that correlate with that Portfolio's
         securities.
-------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1          None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
-------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1          None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
-------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1          None
         currency and index put and call options "over
         the counter" (rather than only on established
         exchanges)
-------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        1          Combined limit on the sum of
         recognized futures exchanges) on debt                     the initial margin for
         securities and indices of debt securities as              futures and options sold on
         a hedge against or to minimize adverse                    futures, plus premiums paid
         principal fluctuations resulting from                     for unexpired options on
         anticipated interest rate changes or to                   futures, is 5% of total
         adjust exposure to the bond market.                       assets (excluding "in the
                                                                   money" and "bona fide
                                                                   hedging" as defined by the
                                                                   Commodity Futures Trading
                                                                   Commission)
-------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         Both       Same as Item 9, except "bona
         recognized futures exchanges) on equity                   fide hedging" exclusion only
         securities or stock indices as a hedge or to              applies to Portfolio 1
         enhance return.
-------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1          Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
-------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  Both       Same as Item 10
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  1          Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
-------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   1          None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1          5% of total assets
         contracts for non hedging purposes.
-------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     Both       None
         out any of the above.
-------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    Both       None
         and POs).
-------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       1          None
         principal only (POs) securities.
-------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1          None
         interest rates, currencies and indices as a
         risk management tool.
-------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1       A. Foreign securities
         investments through European Depository                     denominated in a foreign
         Receipts ("EDRs") and International                         currency and not publicly
         Depository Receipts ("IDRs")).                              traded in U.S. limited to
                                                                     30% of total assets*
                                                        B. 2       B. Not more than 10% of its
                                                                     total assets in securities
                                                                     of foreign issuers, except
                                                                     up to 25% of its total
                                                                     assets may be invested in
                                                                     securities: issued,
                                                                     assumed or guaranteed by
                                                                     foreign governments or
                                                                     their political
                                                                     subdivisions or
                                                                     instrumentalities; assumed
                                                                     or guaranteed by domestic
                                                                     issuers; or issued,
                                                                     assumed or guaranteed by
                                                                     foreign issuers with a
                                                                     class securities listed on
                                                                     the New York Stock
                                                                     Exchange.*
-------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1       A. 25% of total assets*
                                                        B. 2       B. 20% of total assets*
-------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        Both       15% of total assets
-------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. Both    A. 10% of total assets
         may involve payment of duplicate fees.                      except as in B below
                                                                     (except that only 5% of
                                                                     total assets may be
                                                                     invested in a single
                                                                     investment company and no
                                                                     portfolio can purchase
                                                                     more than 3% of the total
                                                                     outstanding voting
                                                                     securities of any one
                                                                     investment company or,
                                                                     together with other
                                                                     investment companies
                                                                     having the same investment
                                                                     adviser, purchase more
                                                                     than 10% of the voting
                                                                     stock of any "closed-end"
                                                                     investment company).
                                                        B. 1       B. Up to 25% of total assets
                                                                     may be invested in
                                                                     affiliated money market
                                                                     funds for defensive
                                                                     purposes or as a means of
                                                                     receiving a return on idle
                                                                     cash.
-------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1          None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------
  25     Invest in securities issued by companies       Both       25% of total assets
         primarily engaged in any one industry.                    (provided that the following
                                                                   will be considered separate
                                                                   industries: each type of
                                                                   utility service; each type
                                                                   of oil or oil-related
                                                                   company. Also, savings and
                                                                   loans are a separate
                                                                   industry from finance
                                                                   companies).* (The Fund will
                                                                   disclose when more than 25%
                                                                   of a Portfolio's total
                                                                   assets are invested in four
                                                                   oil related industries).
-------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       Both       Together with items 27 and
         necessary to clear Portfolio transactions;                28, up to 1/3 of the amount
         enter into reverse repurchase arrangements.               by which total assets exceed
                                                                   total liabilities (less
                                                                   those represented by such
                                                                   obligations).*

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    Both       5% of total assets*
         purposes (e.g. to honor redemption requests
         which might otherwise require the sale of
         securities at an inopportune time).
-------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  Both       None
-------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     Both       10% of total assets*
         real estate mortgage loans, but excluding
         investments in exchange-traded real estate
         investment trusts and shares of other real
         estate companies.
-------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1       A. None
         ("ADRs").
                                                        B. 2       B. 30% of total assets
-------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     Both       None
-------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    Both       None
-------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       Both       None
-------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  Both       None

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix B To Prospectus

 To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.

                                                                  Capitalization


                                                               Equity Securities



Description Of Some Investments, Techniques, And Risks

Investment Styles

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:

 .  greater price volatility because they are less broadly traded
 .  less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend,

Foreign Investments
but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes the Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate the Portfolio to purchase or sell a specific currency on a specified date for a specified amount.

                                           American Depository Receipts ("ADRs")


              U.S. Dollar-Denominated Money Market Securities of Foreign Issuers

                                                          Derivative Instruments
They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust the Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although a Portfolio may reduce its overall risk by providing further diversification, the Portfolio will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future.

A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are

                                                          When-Issued Securities




                                                              Securities Lending
potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies.
Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                             Sub-Investment Manager
                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, Metropolitan Tower or Ja-nus. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on the Portfolio's investments and a discussion of the market conditions and investment strategies that affected the Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
99042XIY (exp0500)MLIC-LD